SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2002


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                   1-11459                  23-2758192
       ------------                   -------                  ----------
      (State or other               (Commission              (IRS Employer
jurisdiction of Incorporation)      File Number)           Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 5.  OTHER EVENTS

     On July 23, 2002, PPL Corporation issued a press release regarding its results for the second quarter of 2002 and its earnings forecast from core operations for 2002. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 - Press Release, dated July 23, 2002, regarding PPL Corporation's results for the second quarter of 2002 and its earnings forecast from core operations for 2002.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PPL CORPORATION


                                      By: /s/ James E. Abel
                                          --------------------------------------
                                          James E. Abel
                                          Vice President - Finance and Treasurer

Dated: July 24, 2002